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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2004

                                  Nortek, Inc.
                            ------------------------
               (Exact name of registrant as specified in charter)

          Delaware                       1-6112                  05-0314991
    -------------------         ------------------------         ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

50 Kennedy Plaza, Providence, Rhode Island                       02903-2360
------------------------------------------                       ----------
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (401) 751-1600

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ITEM 5. OTHER EVENTS

On July 15, 2004, Nortek Holdings, Inc. announced the signing of a definitive agreement under which Thomas H. Lee Partners, in partnership with management, will acquire Nortek Holdings, Inc. A copy of the purchase agreement is attached hereto as Exhibit 2.1 and a copy of the press release is attached hereto as
Exhibit 99.1, each of which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

2.1 Stock Purchase Agreement dated as of July 15, 2004 by and among THL Buildco Holdings, Inc., THL Buildco, Inc. and the sellers party thereto.

99.1     Press release, dated July 15, 2004

                                       -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTEK, INC.

                                       By: /s/ Edward J. Cooney
                                           -------------------------------------
                                           Name: Edward J. Cooney
                                           Title: Vice President and Treasurer

Date: July 15, 2004

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                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibits
-----------                         -----------------------
2.1               Stock Purchase Agreement dated as of July 15, 2004 by and
                  among THL Buildco Holdings, Inc., THL Buildco, Inc. and the sellers party thereto.

99.1              Press release, dated July 15, 2004

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